SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 January 1, 1999
                Date of Report (Date of earliest event reported)


                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-23044                      93-0976127
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


          10802 Parkridge Boulevard, Reston, Virginia         20191-5416
            (Address of principal executive offices)          (Zip Code)


                                 (703) 758-6000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

Effective  January 1,  1999,  the Board of  Directors  has  appointed  Walter V.
Purnell, Jr. as a director of American Mobile Satellite Corporation (the "Company"). As previously announced, Mr. Purnell, who has served as President of the Company since March 1998, was elected chief executive officer of the Company effective January 1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMERICAN MOBILE SATELLITE CORPORATION
                                  (Registrant)



Date: January 1, 1999             /s/ Randy S. Segal
                                  Randy S. Segal
                                  Secretary